UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

SMTC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction.

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SMTC CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, July 28, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: www.smtc.com/en/proxy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

SMTC CORPORATION	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 19, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
	Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
	Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/smtx

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear SMTC Corporation Stockholder:

The 2010 Annual Meeting of Stockholders of SMTC Corporation (the “Company”) will be held at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 on Wednesday, July 28, 2010 at 11:00 a.m. (Eastern Daylight Time).

Proposals to be considered at the Annual Meeting:

1.	To vote FOR the election of the following directors for a term ending 2011:

01 John Caldwell

02 John Marinucci

03 Wayne McLeod

04 David Sandberg

05 Anton Simunovic

06 Alex Walker

2.	To vote FOR the ratification of the appointment of KPMG LLP as independent public accountants.
3.	To vote FOR the approval of the SMTC Corporation 2010 Incentive Plan.
4.	To vote FOR the ratification of the adoption of the SMTC Corporation Tax Benefits Preservation Plan.
5.	Such other business as may properly come before the meeting or any adjournment thereof.

Management recommends a vote “FOR” each of the preceding items.

The Board of Directors has fixed the close of business on June 4, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN	g	i
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.

76990/76991

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

635 Hood Road

Markham, Ontario

Canada L3R 4N6

The following Proxy Materials are available for you to review online:

•	the Company’s 2009 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the period ended January 3, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	www.smtc.com/en/proxy

The Proxy Materials for SMTC Corporation are available to review at:

www.smtc.com/en/proxy

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote
Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.

76990/76991